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                                                                   EXHIBIT 10.38


                        I N D U S T R I A L  L E A S E
                        ------------------------------


     THIS INDENTURE, made and entered into this 22nd day of   February  , 1988 .
                                                ----        ------------    ---

     W I T N E S S E T H:

     NORTHTOWN DEVCO, a Missouri General Partnership of Kansas City, Missouri,

"Landlord", hereby leases unto   STATIONER'S DISTRIBUTING COMPANY
                               -------------------------------------------------
              4055 International Plaza, Fort Worth, Texas 76109
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"Tenant", and the Tenant accepts the premises known as:

     1606 Linn Street, the leased premises located in that certain warehouse on Linn Street consisting of 77,244 square feet,

as outlined in red on the attached floor plan marked Exhibit "A" attached hereto and made a part hereof in North Kansas City, Clay County, Missouri, for the TERM

of  Seven (7) Years and Three (3) Months , commencing  March 1     , 1988  ,
  ---------------------------------------             -------------    ----
and ending  May 31     , 1995  ,  unless sooner terminated as provided herein,
            -----------    ----
to be occupied and used by Tenant for the sole purpose of:   General offices,
                                                          ----------------------
warehousing and distribution of office furniture, supplies and related items of
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Tenant's products.
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           IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE:

1.  RENT. Tenant shall pay to Landlord at the offices of Leo Eisenberg Co., 1101

Walnut, Suite 800, Kansas City, Jackson County, Missouri 64106, or elsewhere as designated from time to time by Landlord's notice, the sum of  One Million Three
                                                              ------------------
Hundred Twelve Thousand One Hundred Eighty and 77/100 ----------------- DOLLARS
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($ 1,312,180.77) in installments as follows:
   ------------

     Commencing March 1, 1988, and ending May 31, 1989, (15 months) the monthly rental shall be Thirteen Thousand Three Hundred Twenty Four and 59/100 Dollars ($13,324.59).

     Commencing June 1, 1989, and ending May 31, 1991, (24 months) the monthly rental shall be Fourteen Thousand One Hundred Sixty One and 33/100 Dollars ($14,161.33).

     Commencing June 1, 1991, and ending May 31, 1993, (24 months) the monthly rental shall be Fifteen Thousand Four Hundred Forty Eight and 80/100 Dollars (15,448.80).

     Commencing June 1, 1993, and ending May 31, 1995, (24 months) the monthly rental shall be Sixteen Thousand Seven Hundred Thirty Six and 20/100 Dollars ($16,736.20).

The annual rent shall be payable in equal monthly installments, without deduction or set off, each such monthly installment due and payable to Landlord on the first day of each and every month of the term hereof in advance. Any rentals or other payments (hereinafter sometimes referred to as "additional rent") required by this Lease not received by Landlord within ten (10) days after the due date set forth herein shall be subject to a late charge of five percent (5%) of the amount thereof for each month or portion of a month during which said rental remains unpaid plus interest on the past due amount from the due date thereof to the date of payment at a rate (the "Default Rate") equal to the lesser of (i) 2% in excess of the prime rate from time to time announced by The Mercantile Bank of Kansas City (or its successor) or (ii) the highest lawful rate that may be charged to Tenant under the laws of the state in which the premises are located. Failure by Tenant to pay said late charge within ten (10) days after receipt of notice from Landlord that it is due shall constitute a default of this Lease by Tenant.

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2.  SECURITY DEPOSIT.  Tenant agrees to deposit on the date hereof the sum of
   ----------------  N/A ---------------    Dollars ($  N/A       ), which sum
- -------------------------------------------           ------------
shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease; it being expressly understood that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any such default, or any damage, expense, or liability caused by such default, and Tenant shall promptly pay to Landlord on demand the amount as applied in order to restore the security deposit to its original amount. Failure of Tenant to restore the security deposit, as set forth above, within ten (10) days from demand by Landlord shall constitute an act of default under this Lease. Should Tenant comply with all the covenants and conditions under the Lease, the security deposit or any balance thereof shall be returned to the Tenant at the expiration of the term provided Tenant shall have made all such payments and performed all covenants and agreements. Nothing in this paragraph shall be deemed to limit the amount of any claim, demand or cause of action of Landlord against Tenant under the provisions of this Lease.

3. SERVICE. All utility services used in or assessed against the premises shall be paid for and contracted for in the name of Tenant.

4. REAL ESTATE TAXES. In the event the general real estate taxes, assessments and other similar charges, levies, fees or excises (whether general or special, ordinary or extraordinary, or foreseen or unforeseen) (the "Real Estate Taxes")
on the premises hereinbefore described for the calendar year  1981   , or any
                                                             --------
thereafter, exceeds the Real Estate Taxes for the calendar year  1980   , the
                                                                --------
Tenant agrees to pay to the Landlord the full amount of such increase as additional rent within thirty (30) days after notice that the same is due. Should Tenant occupy less than the whole of the property against which such taxes are assessed, the Tenant agrees to pay, as additional rental, a percentage of the said increase based on the ratio of square footage of floor area in the demised premises to the total square footage of the floor area of the building or buildings included in the tax bill, during the calendar year to which the increased tax bill applies. Tenant shall have the right to inspect any real estate tax bill involved in Landlord's request for such additional rental. The Real Estate Taxes payable by Tenant for the years in which this lease commences and terminates shall be prorated.

5. INSURANCE. Tenant shall cause Landlord, as well as any entity named by Landlord and in privity with Landlord, to be named as "Additional Insured" in a comprehensive public liability insurance policy to be carried by the Tenant covering the premises during the term of the lease or any extension thereof with limits not less than One Million and no/100 Dollars ($1,000,000.00) (combined single limit bodily injury and property damage). Such policy shall also include a contractual endorsement insuring Tenant's indemnity obligations set forth in paragraphs 8 and 10 of this lease. Tenant shall furnish the Landlord with a certificate of said insurance coverage. Said certificate shall affirmatively agree that Tenant's policy shall not be cancelled, materially amended or allowed to lapse without ten (10) days prior written notice to Landlord. Tenant shall comply with all insurance regulations so the lowest insurance rates consistent with the use of the premises permitted by this Lease may be obtained, and shall not permit anything on or about the leased premises which would make void or voidable any insurance now or hereafter maintained on the premises by Landlord or Tenant. If, during the term of this lease, the hazard insurance rates of Landlord are increased, or the amount of insurance coverage Landlord is required to maintain is increased by reason of Tenant's use of the premises, Tenant agrees to reimburse Landlord for the amount of such increased insurance premium in any year of the lease term in excess of the insurance premium covering the
premises for the calendar year   1986   . Proration shall be made for partial
                               ---------
year's occupancy in the last year of lease term.

LL:__________

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6.  MULTIPLE TENANCY BUILDING. Tenant's responsibility for reimbursements, as called for this Paragraph of this lease, shall be for payment of Tenant's percentage share of such reimbursements based upon the percentage of floor space as calculated by Landlord from time to time, that Tenant occupies in the building or buildings included within the area subject to the reimbursement charge of this paragraph.

Following execution of this Lease, and prior to the commencement of each calendar year during the term of this lease, Landlord shall notify Tenant of the estimated annual amount of Tenant's percentage of the reimbursements called for in this Paragraph, and Tenant shall pay one-twelfth (1/12th) of said estimated amount as additional rent with each monthly installment of base rent due under this lease. Tenant shall pay the balance due, if any, upon receipt of statement therefor, or shall receive credit for any excess paid by Tenant during the previous year.

Tenant agrees to conduct its business in a manner that will not be objectionable to other tenants in the building of which the premises are a part, including noise, vibration, odor, or fumes. In the event Landlord receives complaints from other tenants in the building and determines, in its sole reasonable judgment, that Tenant is conducting its operations in a manner so as to be objectionable to other tenants, Tenant agrees, upon notice from Landlord thereof, to promptly modify the conduct of its operations to eliminate such objectionable operations.

7. POSSESSION AND CONDITION AT BEGINNING OF TERM. Landlord shall use due diligence to give possession as nearly as possible at the beginning of the term of this Lease, and rent shall abate pro rata for the period of any delay in so doing. Tenant shall make no other claims against Landlord for such delay. Tenant has inspected and knows the condition of the premises and accepts the same in their present "as is" condition. Tenant acknowledges that neither Landlord, nor Landlord's agent, has made any representations or warranties concerning the premises or their suitability for Tenant's use, except as is set forth in this Lease.

8. PUBLIC REQUIREMENTS. Tenant shall comply with all laws, ordinances, governmental orders and regulations and other requirements now and hereafter affecting the premises or the use thereof, including but not limited to all recorded covenants and restrictions, if any, and all rules and regulations of Landlord's hazard and liability insurance carrier, and all governmental requirements requiring replacements, additions, repairs and alterations to those portions of the premises constructed by Tenant and to those portions of the premises which Tenant is required to maintain under Section 13 of this lease, and shall save and hold Landlord harmless from expense or damage resulting from failure to do so.

9. ASSIGNMENT AND SUBLETTING. (a) Tenant shall not sell, assign, mortgage, pledge, encumber, or in any manner transfer the lease, or any interest therein, or agree to do so; permit any transfer of or lien upon this lease or any interest therein by operation of law; sublet the premises, or any part thereof, or permit the occupancy of the leased premises, or any part thereof, by anyone other than Tenant without the prior written consent of Landlord. With respect to any permitted assignment or subletting, such assignee or sublessee shall be bound by and shall perform all of the terms, conditions and covenants by which the Tenant hereunder is bound. Consent by Landlord to one assignment or subletting of the leased premises, or any part thereof, shall not constitute a waiver of Landlord's rights hereunder, including but not limited to consent to any future assignment or subletting. Any assignment or subletting, notwithstanding the consent of Landlord, shall not in any manner release the Tenant herein from its continued liability for the performance of the provisions of this lease and any amendments or modifications. The acceptance of any rental payments by Landlord from any alleged assignee

LL:__________

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shall not constitute approval of the assignment of this lease by the Landlord.
(b) If at any time during the term a cumulative total of more than 49% of the voting stock of Tenant (if Tenant shall be a corporation) shall be transferred, directly or indirectly, by sale, assignment, gift or in any other manner, any such transfer shall, unless made with Landlord's prior consent, be deemed an unauthorized assignment of this lease and a default by Tenant under this lease.
(c) Landlord shall have the right to sell, convey or transfer all or any part of its interest in this lease, and all covenants and obligations of Landlord under this lease accruing thereafter shall cease, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owners or assignees thereof.

10. LIABILITY. Tenant hereby relinquishes all claims, releases, assumes all risks and agrees to hold Landlord harmless from any liability for any damage done or occasioned by Tenant's use of the premises or by or from any plumbing, wiring, gas, water, steam, sprinkler system, equipment or other pipes, or the bursting, leaking or running of any tank, washstand, water closet, waste pipe or other articles in, above, upon or about the building or premises, or for damage occasioned from or by water, snow or ice being upon, above or about the premises unless caused by the intentional act of Landlord.

Landlord and Tenant hereby expressly waive any cause of action or right of recovery which either may have hereafter against the other for any loss or damage to the leased premises, or to the contents thereof, from all claims and liabilities arising from or caused by any hazard that could be covered by a standard fire insurance policy with extended coverage and "all risk" endorsement on the premises, or on the contents thereof, (whether or not such insurance is, in fact, so maintained) and each party hereto shall, to the extent reasonably obtainable, obtain a waiver from any insurance carrier with which it carries insurance covering the leased premises, or the contents thereof, releasing its subrogation rights as against the other party, and upon request by either party evidence of said waiver shall be furnished by each party hereto to the other party.

Tenant agrees to save, defend and hold Landlord harmless from any claim, damage, liability or expense arising from any injury (including death) to persons or damage to property occurring in, on or about the premises, occurring from any use of the premises or any part thereof, or occurring from the failure of Tenant to comply with the terms of this lease, including, without limitation, those set forth in Section 34.

All merchandise and property in or about the premises shall be at Tenant's sole duty and risk and Tenant does hereby now and forever relinquish all claims, release and agree to hold Landlord harmless from any claims or damages thereto or any of same, howsoever caused.

11. UNTENANTABILITY. In the event the leased premises shall be destroyed or so damaged by fire, explosion, windstorm or other casualty as to be wholly or partially untenantable, Landlord may restore the leased premises within a reasonable time after such destruction or damage, or may terminate this lease and the term demised as of the date of the destruction or damage, in either case by giving Tenant notice within thirty (30) days after the date of the destruction or damage, and the rent shall abate on a per diem thirty-day month basis during the period of restoration.

In the event the leased premises shall be damaged as aforesaid but are not thereby rendered untenantable, Landlord shall (but only to the extent of the insurance proceeds actually received by Landlord on account thereof) restore the leased premises with reasonable dispatch, and while such damage is being repaired, Tenant shall be entitled to an equitable abatement of the rent as determined by Landlord provided that if the leased premises must be restored and repaired by Landlord within ninety (90) days following such damage, Tenant may elect to terminate this Lease. Landlord shall not be liable or responsible for any delays in rebuilding or repairing due to labor controversies, riots, acts of God, national emergency, acts of a public enemy, governmental laws or regulations, inability to procure materials or labor, or both, or any other cause beyond its control.

12. MAINTENANCE BY LANDLORD. Landlord shall keep in repair, ordinary wear and tear excepted, only the roof, foundations, exterior walls (exclusive of inside surfaces, glass, dock bumpers, levelers or doors therein), gutters and downspouts, but Tenant shall be responsible for any of the foregoing repairs resulting from Tenant's negligence or abuse. Tenant shall reimburse Landlord for the cost of repairing any damage to exterior walls, canopies, gutters or downspouts damaged by Tenant or Tenant's invitees (e.g., delivery trucks, etc.). Before any obligation on Landlord to make repairs, Landlord shall first be given written notice of any defects and shall have a reasonable time thereafter to make such repair. Landlord shall not be liable, beyond the actual cost of any repairs Landlord fails to make within a reasonable time after such written notice, for any failure to make such repairs.

LL:__________

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13.  MAINTENANCE BY TENANT. Subject to the foregoing obligation of Landlord,
Tenant agrees to take good care of the premises and the equipment and fixtures therein (including replacement of parts and components of heating and air conditioning equipment) and shall keep the same in good working order and condition, including, without limitation, the water pipes, electrical heating and air conditioning equipment, plumbing, windows, doors, frames, glass, and dock bumpers, dividing walls, all interior and office decoration, entrance and exit doors and locks, overhead doors, fixtures, appliances, unit heaters and sprinkler system, and shall keep the premises and approaches, sidewalks and the alleys adjacent thereto, if any, clean and sightly and free from ice and snow (including policing the grounds if they are included in the premises). In addition, Tenant shall repair any damage to the parking area in front of or immediately adjacent to the demised premises which is due to Tenant's negligence. At the expiration of the term, Tenant shall (i) surrender the premises broom clean and in good condition and repair, subject to ordinary wear and tear; and (ii) at its expense, remove all of "Tenant's Property" from the leased premises, such removal to be in accordance with all applicable governmental laws and codes. All damage or injury to the premises not caused by fire or other casualty and all damage to glass, windows and doors shall be promptly repaired by Tenant.

14. ALTERATIONS AND INSTALLATIONS. Tenant shall not make any alterations in or additions to the leased premises nor make any contract therefor, without first procuring Landlord's written consent and delivering to Landlord the plans, specifications, names and addresses of contractors, copies of proposed contracts and the necessary permits, all in form and substance satisfactory to Landlord, and furnishing indemnification against liens, costs, damages and expenses as may be required by Landlord. All alterations, additions, improvements and fixtures, (other than Tenant's trade fixtures, signs and moveable furniture installed by Tenant at its sole cost and expense [collectively "Tenant's Property]), which may be made or installed by either Landlord or Tenant upon the leased premises shall be the property of Landlord and shall remain upon and be surrendered with the leased premises as a part thereof, without disturbance, molestation or injury at the termination of the term of this lease, whether by lapse of time or otherwise, all without compensation or credit to Tenant, provided, however, if prior to said termination or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, fixtures and installations which were placed in the leased premises by Tenant and which are designated in said notice, and repair any damage occasioned by such removals, and in default, thereof, Landlord may effect said removals and repairs, and Tenant will pay to Landlord, on demand, the reasonable cost thereof. Any linoleum or other floor covering that is cemented or otherwise adhesively affixed to the floor of the leased premises shall be deemed a non-trade fixture and become the property of the Landlord. All of Tenant's Property not removed by Tenant prior to the expiration of the lease shall, at Landlord's option, become the property of Landlord.

15. ACCESS TO PREMISES. Landlord reserves the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same, or of making repairs, additions or alterations to the building in which the leased premises are located, to exhibit the leased premises to prospective tenants, purchasers, or others, to display during the last ninety (90) days of the term, without hindrance or molestation by Tenant, "For Rent" or similar signs on windows or doors in the leased premises. The exercise by Landlord of any of its rights under this section shall not be deemed an eviction or disturbance of Tenant's use and possession of the leased premises. Landlord agrees that, in making any such repairs, additions or alterations, it shall use reasonable efforts not to interfere with the conduct of Tenant's business operations.

16. SIGNS. Tenant shall not place on any exterior door, wall or window of the premises any sign or advertising matter without first obtaining Landlord's reasonable written approval and consent. Tenant agrees to maintain such sign or advertising matter as approved by Landlord in good condition and repair. All signs shall comply with applicable ordinances or other governmental restrictions and the determination of such requirements and the prompt compliance therewith shall be the responsibility of the Tenant.

17. DEFAULT AND REMEDIES. In the event (a) Tenant fails to comply with any term, provision, condition, or covenant of this lease including, without limitation, the payment of any rent or additional rent; (b) Tenant deserts or vacates the premises; (c) any petition is filed by or against Tenant under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (d) Tenant becomes insolvent or makes a transfer in fraud of creditors; (e) Tenant makes an assignment for benefit of creditors; or (f) a receiver is appointed for Tenant or any of the assets of Tenant, then in any

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of such events, Tenant shall be in default and the Landlord shall have the option, in addition to any other rights or remedies Landlord may have at law or in equity, to do any one or more of the following: upon ten (10) days prior written notice, except in the payment of rent or additional rent for which no demand or notice shall be necessary, in addition to and not in limitation of any other remedy permitted by law; to enter upon the demised premises or any part thereof either with or without process of law, and to expel, remove and put out Tenant or any other persons who might be thereon, together with all personal property found therein; and, Landlord may terminate this Lease, or it may from time to time, without terminating this Lease, relet said demised premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change said premises. At the option of Landlord, rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than rent and additional rent due hereunder; second, to payment of any costs and expenses of such reletting, including but not limited to attorney's fees, advertising fees and brokerage fees, and to the payment of any repairs, renovation, remodeling, redecorations, alterations and changes in the premises; third, to the payment of rent and additional rent due and payable hereunder and interest thereon, and, if after applying said rentals there is any deficiency in the rent and additional rent and interest to be paid by Tenant under this Lease, Tenant shall pay any such deficiency to Landlord and such deficiency shall be calculated and collected by Landlord monthly. No such re-entry or taking possession of said premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the worth, at the time of such termination, of the excess of the amount of rent and additional rent reserved in this Lease for the balance of the term hereof over the then reasonable rental value of the premises for the same period. Landlord shall have the right and remedy to seek redress in the courts at any time to correct or remedy any default of Tenant by injunction or otherwise, without such resulting or being deemed a termination of this Lease, and Landlord, whether this Lease has been or is terminated or not, shall have the absolute right, by court action or otherwise, to collect any and all amounts of unpaid rent or unpaid additional rent or any other sums due from Tenant to Landlord under this Lease which were or are unpaid at the date of termination. In case it should be necessary for Landlord to bring any action under this lease, to consult or place said lease or any amount payable by Tenant hereunder with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord, Landlord's reasonable attorney's fees.

18. EMINENT DOMAIN. If the premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the term of this lease shall cease and terminate upon the date when the possession of said premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and Tenant shall have no claim against Landlord for the value of any unexpired term of this lease. If any condemnation proceedings shall be instituted in which it is sought to take or damage any part of Landlord's building or the land under it, or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changes of grade, Landlord shall have the right to cancel this lease after having given written notice of cancellation to Tenant not less than one hundred twenty (120) days prior to the date of cancellation designated in the notice. In either of said events, rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to Tenant for loss of business or depreciation to and cost of removal of equipment or fixtures.

19. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens, or other liens, to be placed upon the premises or any building or improvement thereon during the term hereof, and in case of the filing of any such lien, Tenant will promptly pay same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon posting security with Landlord which in Landlord's sole reasonable judgment is adequate to pay and discharge any such lien in full if held valid. If default in payment thereof shall continue for thirty (30) days after notice thereof from Landlord to Tenant, Landlord shall have the right and

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                                     - 6 -
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privilege at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be immediately due by Tenant to Landlord and shall be paid promptly upon presentation of bill therefor.

20. MORTGAGES AND ESTOPPEL CERTIFICATES. This lease shall be subject and subordinate to any mortgage or deed of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon. Tenant shall, at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any such mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

Tenant shall, at any time, and from time to time, upon not less than ten (10) days' prior request by Landlord, execute, acknowledge and deliver to Landlord, a statement in writing certifying that (i) this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (ii) the dates to which the base rent and other charges have been paid, and (iii) Landlord is not in default under any provisions of this lease (or if there are defaults, specifying the defaults). It is intended that any such statements may be relied upon by any person proposing to acquire Landlord's interest in this lease or the premises, or any prospective mortgagee of, or assignee of any mortgage upon such interest in the premises.

21. GENERAL. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this lease by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. If the Tenant shall occupy the premises prior to the beginning of the term of this lease with the Landlord's consent, all the provisions of this lease shall be in full force and effect as soon as the Tenant occupies the premises. The laws of the State of Missouri shall govern the validity, performance and enforcement of this lease. Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Landlord and Tenant.

22. NOTICES. Any notice required or permitted under this lease shall be deemed sufficiently given or served if sent by registered or certified mail to Tenant at the address of the leased premises and to Landlord at the address then fixed for the payment of rent, and either party may be like notice at any time and from time to time designate a different address to which notices shall be sent. Notices given in accordance with these provisions shall be deemed received when mailed.

23. SUCCESSORS. All of the terms, covenants and conditions of this lease shall apply and inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise provided herein.

24. QUIET POSSESSION. Landlord covenants with Tenant that said Tenant, on paying the rent herein required to be paid and performing the covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the premises during the term of this lease without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord.

25. HOLDING OVER. If Tenant retains possession of the premises or any part thereof after the termination of the term by lapse of time or otherwise, Tenant shall pay Landlord at double the rate specified in Section 1, for the time Tenant thus remains in possession, and in addition thereto, shall pay Landlord all damages sustained by reason of Tenant's retention of possession. If Tenant remains in possession of the premises or any part thereof after termination of the term by lapse of time or otherwise, such holding over shall constitute a month-to-month tenancy. Landlord may terminate Tenant's month-to-month tenancy at any time with thirty (30) days written notice. Landlord's acceptance of any rent after holding over does not renew the lease. The provisions of this section do not waive Landlord's right of re-entry or any other right hereunder.

LL:__________

TT:__________

26. FLOOR LOADING. Tenant shall not overload the floors of the premises. In no event shall machinery be positioned so as to exert a floor load in excess of 1,000 pounds on any square foot. Landlord shall have the election either to repair any damage caused by overloading the floors or to require Tenant to repair such damage immediately after written demand to that effect is made to Tenant. If Tenant elects to repair the damage or if Tenant fails to do so immediately after demand by Landlord, the cost of all such repairs shall be paid to Landlord by Tenant upon demand.

27. USE OF PREMISES. (a) Tenant shall occupy and use the premises for the purpose above specified and none other. (b) Tenant shall not exhibit, sell or offer for sale, use, rent or exchange on the premises or in the building any article, thing or service except those ordinarily embraced within the stated use of the premises; and will not make or permit any use of the premises which directly or indirectly is forbidden by Public Law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property. (c) All vehicles stored or parked on premises must be operational and properly licensed. (d) Tenant will comply with all requirements for state, municipal and other governmental inspections, licenses and permits, and will promptly pay all proper fees and charges in connection therewith, failing which Landlord may, but need not, pay any and all such fees and charges for the account of Tenant and Tenant shall pay the amount thereof to Landlord upon demand. (e) Tenant shall not take or permit to be taken any supplies, merchandise, fixtures, equipment or appliances in or out of the premises or the building except through proper exit doors. (f) Tenant shall not cause any of the area outside of the building to be used for storage of any goods or materials.
(g) Tenant shall have the right to use the driveway parking and sidewalk space in the immediate front of the premises except that Landlord reserves the right to make parkway or sidewalk spaces which adjoin similar spaces in the immediate front of adjoining spaces, if any, available for joint use of the demised and adjoining premises. (h) At the expiration of this lease, whether by lapse of time or otherwise, Tenant shall surrender all keys for the leased premises to the Landlord at the place then fixed for the payment of rent and shall inform Landlord of the explanation of all combinations on locks, safes and vaults, if any, in the leased premises. (i) Tenant shall have the right to use the switching track located west of the demised premises. (j) Tenant, at its own
                       --------
expense, shall be responsible for snow removal in front of the leased premises during the term of this lease.

28. ATTORNMENT AND PRIORITY AND LANDLORD'S MORTGAGEE. (a) Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage covering any part of the premises, attorn to the purchase upon any such foreclosure or sale and recognize such purchaser as Landlord under this lease, and upon the request of any interested party, Tenant shall execute, acknowledge and deliver an instrument, in form and substance satisfactory to such party, evidencing such attornment.
(b) In the event the holder of any mortgage elects to have this lease superior to its mortgage, then upon Tenant being notified to that effect by such encumbrance holder, this lease shall be deemed prior to the lien of said mortgage, whether this lease is dated prior or subsequent to the date of said mortgage, and Tenant shall execute, acknowledge and deliver an instrument in the form customarily used by such encumbrance holder, effecting such priority. (c) Upon written demand by the holder of any mortgage covering any part of the premises, Tenant shall forthwith execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to such encumbrance holder in the event of any casualty damage to the premises or in the event of any default on the part of Landlord under this lease, and will agree to allow such encumbrance holder a reasonable length of time (taking into consideration for the purpose of determining such permitted length of time any delays encountered by reason of any causes beyond the reasonable control of such holder) after notice to cure or cause the curing of such default before exercising Tenant's rights of self-help under this lease, if any, or terminating or declaring a default under this lease.

29. LANDLORD'S RIGHT TO CURE DEFAULTS. If Tenant fails to perform any of the agreements or obligations on its part to be performed under this lease, Landlord shall have the right (i) if no emergency exists, to perform the same after giving ten (10) days' notice to Tenant, and (ii) in any emergency situation, to perform the same immediately without notice or delay. For the purpose of rectifying Tenant's defaults as aforesaid, Landlord shall have the right to enter the premises. Tenant shall on demand reimburse Landlord for the costs and expenses incurred by Landlord in rectifying Tenant's defaults as aforesaid, including reasonable attorneys' fees.

30. LIMITATION OF LIABILITY. Anything contained in this lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate of Landlord in the premises for the collection of any judgment (or other judicial process) requiring the payment

LL:__________

TT:__________
of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this lease to be observed or performed by Landlord, subject, however, to the prior rights of the holder of any mortgage covering the premises, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the premises.

31. LEGAL EXPENSES. In case suit shall be brought because of the breach of any covenant herein contained on the part of Tenant or Landlord to be kept or performed, and a breach shall be established, the prevailing party shall be entitled to recover all expenses incurred therefor, including reasonable attorneys' fees.

32. BROKER'S COMMISSION. Tenant represents and warrants to Landlord that it has not incurred or caused to be incurred any liability for real estate brokerage commissions or finder's fees in connection with the execution of this lease for which Landlord may be liable, other than a commission payable by Landlord to Leo Eisenberg Co. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, liabilities or expense (including reasonable attorneys' fees) in connection with its breach of the foregoing representation.

33. TRIAL BY JURY WAIVER. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE AND OCCUPANCY OF THE PREMISES.

34. HAZARDOUS MATERIAL. Tenant shall not store or permit or suffer the storage of any hazardous or dangerous waste, chemicals or other materials, including, without limitation, those defined in the Comprehensive Environmental Response Compensation and Liability Act, as amended, as "Hazardous Substances" (the foregoing are hereinafter collectively called "Hazardous Materials") within the premises without the prior written consent of Landlord, which consent Landlord may withhold arbitrarily. If Tenant shall store or permit or suffer the storage of any Hazardous Materials without the prior written consent of Landlord, then
(i) Tenant shall immediately, upon notice from Landlord, remove the same from the premises and perform such other clean-up work and procedures necessary to cause the premises to comply with all applicable governmental laws, codes, statues and regulations, and (ii) Landlord shall have the right to immediately, without further notice, terminate this lease, provided, however, such termination shall not release Tenant from the foregoing clean-up obligations. If Landlord shall not so elect to terminate this lease, then Tenant shall pay Landlord, in addition to the rent and other charges payable hereunder, (a) an amount equal to 1/15th of the monthly base rent then payable by Tenant for each day Tenant shall store or permit or suffer the storage of such Hazardous Materials in violation of this Section, plus (b) all costs and expenses incurred by Landlord in connection with the clean-up and/or removal of all such Hazardous Materials in accordance with all applicable governmental laws, codes, statutes and regulations.

35. SURVIVAL OF TENANT'S OBLIGATIONS. All obligations of Tenant which by their nature involve performance, in any particular, after the end of the term, or which cannot be ascertained to have been fully performed until after the end of the term, shall survive the expiration or sooner termination of the term hereof.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this lease agreement or have caused it to be executed by their respective authorized representatives the day and year first above written. Each of the persons executing this lease represent that they are authorized to execute the same on behalf of the party for whom they have executed hereafter.

                                            NORTHTOWN DEVCO, a Missouri General
                                                Partnership
STATIONER'S DISTRIBUTING COMPANY            By: LECO NORTHTOWN PARTNERS, a
                                                Missouri General Partnership,
                                                Managing General Partner

By:   [SIGNATURE NOT LEGIBLE]               By:   [SIGNATURE NOT LEGIBLE]
    ---------------------------                 --------------------------------
                         TENANT
                                                ________________________________
                                                 a Managing General Partner
                                                                        LANDLORD
Date:__________________________             Date:             3/14/88
                                                 -------------------------------

                                A D D E N D U M
                                ---------------

COMMON AREA MAINTENANCE. Landlord shall maintain the parking lot and loading areas including the lighting, striping, snow removal, surface repair and landscaping. Tenant agrees to reimburse Landlord, as and when statements are rendered therefore, for its prorated share of the cost of such maintenance, which prorated share shall be computed on the ratio of the area of the premises to the total rentable space in the property of which the premises are a part.

Landlord further represents and warrants to Tenant that in no event shall such costs to Tenant exceed the sum of five cents ($.05) per square foot per month, and Tenant shall have no obligation for any costs in excess of five cents ($.05) per square foot per month during the term of this lease or any extension hereof. Further, if the useful life of any improvement or repair made to the common area extends beyond the term life of this lease or any extension thereof, then Tenant shall have no obligation to pay any amount with respect thereto in excess of that portion of the cost of such improvement which is equitably and fairly attributable or allocable to the remaining term of this lease or any extension thereof. In addition, Landlord agrees that Landlord shall give no other tenant in the project (which project consists of the building in which Tenant occupies space and the building located at 1602 Linn) terms relating to the payment or determination of common area costs more favorable than the terms given to Tenant under this lease, if said tenant enters into a lease in which the tenant is obligated to pay common area costs, unless the same more favorable terms are offered to Tenant hereunder retroactive to the date this Tenant's lease commences. Landlord shall give Tenant immediate written notice of any lease in which it has agreed to any such favorable terms. Copies of all invoices for services will be presented to Tenant for verification.

LEASE OBLIGATION. By letter agreement dated February 18, 1988, Stationer's Distributing Company agreed to purchase certain assets of McKesson Corporation and assign the dated January 27, 1986, to McKesson Corporation. McKesson has agreed to be bound by and to perform all obligations of the lease on space a 1621 Jasper Street in accordance with its terms.

The lease dated February 22, 1988, for 1602 Linn Street, shall supersede the lease between Northtown Devco and Stationer's Distributing Company for 1621 Jasper Street.


LL:________
TT:________

                              [PLAN APPEARS HERE]

NORTHTOWN DEVCO, a Missouri General Partnership of Kansas City, Missouri ("Landlord"), and

UNITED STATIONERS SUPPLY CO., an Illinois corporation, 2200 East Golf Road, Des Plaines, Illinois 60016, as successor-in-interest to Stationers Distributing Company by reason of merger ("Tenant").

Landlord and Tenant are parties to a Lease dated February 22, 1988 ("Lease") for the premises known as 1606 Linn Street, North Kansas City, Missouri, consisting of 77,244 square feet (the "Premises"). The Lease is scheduled to expire May 31, 1995. The parties desire to extend the term of the lease for an additional five years.

THEREFORE, FOR VALUABLE CONSIDERATIONS, THE PARTIES AGREE AS FOLLOWS:

1. The Lease is hereby renewed for an additional five-year term, to expire May 31, 2000.

2. The rent for the renewal term shall be payable in monthly installments of Sixteen Thousand Seven Hundred Thirty-six and 20/100 Dollars ($16,736.20).

3. Landlord shall make, at Landlord's expense, the following repairs and improvements:

     a.   Paint outside of building

     b.   Paint office space

     c.   Replace damaged and stained ceiling tiles

     d.   Repair warehouse floor where deteriorating

     e.   Raise dock level where floor has sunk.

4. Except as otherwise provided in this Agreement, the terms and conditions of the Lease shall remain in full force and effect for the renewal term.


UNITED STATES SUPPLY CO.                        NORTHTOWN DEVCO, a Missouri
     Tenant                                     General Partnership, Landlord



By: [Signature Illegible]                       By:_____________________________
   -------------------------
    Its  Vice President                                a General Partner
Date signed: 5/10/95                            Date signed: